                                                                    Exhibit 32.1

      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Amendment No. 1 to Annual Report on Form 10-K/A of Lightbridge, Inc. (the "Company") for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on February xx, 2006 (the "Report"), each of the undersigned Chief Executive Officer and Chief Financial Officer of the Company, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
      /s/ Robert E. Donahue                          /s/ Timothy C. O'Brien
      -----------------------------                  -------------------------
      Robert E. Donahue                              Timothy C. O'Brien
      President and Chief Executive Officer          Chief Financial Officer

      Date: February 17, 2006                           Date: February 17, 2006